UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 20, 2007

CNH EQUIPMENT TRUST 2007-B

CNH CAPITAL RECEIVABLES LLC

CNH CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-130656	39-1995297 (CNH Capital Receivables LLC)
333-130656-04	20-7550925 (CNH Equipment Trust 2007-B)
(Commission File Number)	(IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On September 20, 2007, CNH Equipment Trust 2007-B publicly issued $122,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $181,000,000 of Class A-2a Asset Backed Notes (the “Class A-2a Notes”), $80,000,000 of Class A-2b Asset Backed Notes (the “Class A-2b Notes”), $76,000,000 of Class A-3a Asset Backed Notes (the “Class A-3a Notes”), $99,000,000 of Class A-3b Asset Backed Notes (the “Class A-3b Notes”), $173,250,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”) and $18,750,000 of Class B Notes (the “Class B Notes”, and together with the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-130656) on December 23, 2005 (as amended by pre-effective amendment no. 1 on February 6, 2006 and pre-effective amendment no. 2 on February 21, 2006). The lead managers for the issuance of the Notes were Barclays Capital Inc. and ABN AMRO Incorporated (the “Representatives”). In connection with the offering described above, as described in the Prospectus Supplement dated September 12, 2007 and the Prospectus dated September 11, 2007, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01.              Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated September 12, 2007, among CNH Capital Receivables LLC, CNH Capital America LLC, Barclays Capital Inc. and ABN AMRO Incorporated, as representatives of the underwriters

4.1	Indenture, dated as of September 1, 2007, between CNH Equipment Trust 2007-B and The Bank of New York Trust Company, N.A., as indenture trustee

4.2	Trust Agreement, dated as of September 1, 2007, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, dated as of September 1, 2007, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2007-B

4.4	Purchase Agreement, dated as of September 1, 2007, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5	Administration Agreement, dated as of September 1, 2007, among CNH Equipment Trust 2007-B, New Holland Credit Company, LLC, Wilmington Trust Company and The Bank of New York Trust Company, N.A.

4.6	Backup Servicing Agreement, dated as of September 1, 2007, among CNH Capital Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2007-B and Systems & Services Technologies, Inc.

4.7	ISDA Master Agreement, dated as of September 12, 2007, between ABN AMRO Bank N.V. and CNH Equipment Trust 2007-B

4.8	Confirmation (Class A-2b Notes) to ISDA Master Agreement, dated as of September 12, 2007, between CNH Equipment Trust 2007-B and ABN AMRO Bank N.V.

4.9	Confirmation (Class A-3b Notes) to ISDA Master Agreement, dated as of September 12, 2007, between CNH Equipment Trust 2007-B and ABN AMRO Bank N.V.

4.10	Confirmation (Class A-4 Notes) to ISDA Master Agreement, dated as of September 12, 2007, between CNH Equipment Trust 2007-B and ABN AMRO Bank N.V.

4.11	Schedule to the ISDA Master Agreement, dated as of September 12, 2007, between CNH Equipment Trust 2007-B and ABN AMRO Bank N.V.

4.12	ISDA Credit Support Annex to the Schedule to the 1992 ISDA Master Agreement, dated as of September 12, 2007, between ABN AMRO Bank N.V. and CNH Equipment Trust 2007-B

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

	By:	/s/ Thomas N. Beckmann
	Name:	Thomas N. Beckmann
	Title:	Assistant Treasurer
Dated: September 25, 2007

INDEX TO EXHIBITS

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated September 12, 2007, among CNH Capital Receivables LLC, CNH Capital America LLC, Barclays Capital Inc. and ABN AMRO Incorporated, as representatives of the underwriters

4.1	Indenture, dated as of September 1, 2007, between CNH Equipment Trust 2007-B and The Bank of New York Trust Company, N.A., as indenture trustee

4.2	Trust Agreement, dated as of September 1, 2007, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, dated as of September 1, 2007, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2007-B

4.4	Purchase Agreement, dated as of September 1, 2007, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5	Administration Agreement, dated as of September 1, 2007, among CNH Equipment Trust 2007-B, New Holland Credit Company, LLC, Wilmington Trust Company and The Bank of New York Trust Company, N.A.

4.6	Backup Servicing Agreement, dated as of September 1, 2007, among CNH Capital Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2007-B and Systems & Services Technologies, Inc.

4.7	ISDA Master Agreement, dated as of September 12, 2007, between ABN AMRO Bank N.V. and CNH Equipment Trust 2007-B

4.8	Confirmation (Class A-2b Notes) to ISDA Master Agreement, dated as of September 12, 2007, between CNH Equipment Trust 2007-B and ABN AMRO Bank N.V.

4.9	Confirmation (Class A-3b Notes) to ISDA Master Agreement, dated as of September 12, 2007, between CNH Equipment Trust 2007-B and ABN AMRO Bank N.V.

4.10	Confirmation (Class A-4 Notes) to ISDA Master Agreement, dated as of September 12, 2007, between CNH Equipment Trust 2007-B and ABN AMRO Bank N.V.

4.11	Schedule to the ISDA Master Agreement, dated as of September 12, 2007, between CNH Equipment Trust 2007-B and ABN AMRO Bank N.V.

4.12	ISDA Credit Support Annex to the Schedule to the 1992 ISDA Master Agreement, dated as of September 12, 2007, between ABN AMRO Bank N.V. and CNH Equipment Trust 2007-B